                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*



        Date of Report (Date of earliest event reported): August 27, 2003
                                                          ---------------


                         Finlay Fine Jewelry Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        33-59380                    13-3287757
--------------------------------------------------------------------------------
 (State or other                   (Commission                  (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
  incorporation)


     529 Fifth Avenue, New York, New York                           10017
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




--------------------
* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 5.   OTHER EVENTS.

          On August 26, 2003, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation ("the Registrant"), issued a press release announcing that, as discussed in its press release dated August 21, 2003, Federated Department Stores, Inc. will not renew it's lease in the Burdine's department store division due to the planned consolidation of the Burdine's and Macy's stores in 2004. A copy of the press release is furnished herewith as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)   Not applicable.

(c)       Exhibits.

          The following exhibit is furnished with this Form 8-K:

          99.1    Finlay Enterprises, Inc. press release dated August 26, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINLAY FINE JEWELRY CORPORATION
                                       (Registrant)

Dated:  August 27, 2003                By:  /s/ Bruce E. Zurlnick
                                            --------------------------------
                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer





















                                      -3-